INVESCO INTERNATIONAL FUNDS, INC.
                          INVESCO Emerging Markets Fund
                              INVESCO European Fund
                      INVESCO International Blue Chip Fund
                        INVESCO International Growth Fund
                           INVESCO Pacific Basin Fund

                 Supplement to Prospectus Dated March 1, 1999

Investments made after April 30, 1999 are subject to the following provisions:

The section of the Funds' Prospectus entitled "Fund Performance" is amended to add the following after the first sentence of the first paragraph:

      The Funds charge no sales loads that would affect total return computation. However, total return computation may be affected as a result of the redemption or exchange fee retained by the Funds to offset transactions costs and other expenses associated with short-term redemptions and exchanges. A 2% fee is charged on redemptions or exchanges of shares held three months or less.

The section of the Funds' Prospectus  entitled "Fees And Expenses" is amended to
(1) delete the table following the heading "Shareholder Fees Paid Directly From Your Account" and (2) substitute the following in its place:

      Shareholder Fees (fees paid directly from your investment)
         Redemption Fee (as a Percentage
          of amount redeemed)                   2.00%*

In addition, the section of the Funds' Prospectus entitled "Fees And Expenses" is amended to (1) delete the last footnotes and (2) substitute the following in its place:

      *There is a fee retained by the Funds to offset transaction costs and other expenses associated with short-term redemptions and exchanges. A 2% fee shall be imposed on redemptions or exchanges of shares that you have held three months or less. This fee may be waived at the discretion of INVESCO.

The section of the Funds' Prospectus  entitled "How to Buy Shares" is amended to
(1) delete the second sentence of the first paragraph and (2) substitute the following in its place:

      There is no charge to invest directly through INVESCO. However, upon an exchange of shares held three months or less (other than shares acquired through reinvestment of dividends or other distributions), a fee of 2% of the current net asset value of the shares being exchanged will be assessed and retained by the Funds for the benefit of the remaining shareholders.

The section of the Funds' Prospectus  entitled "How to Buy Shares" is amended to
(1) delete the ninth paragraph (entitled "Redemption Fee") and (2) substitute the following in its place:

      If you exchange shares of these Funds after holding them three months or less (other than shares acquired through reinvestment of dividends or other distributions), a fee of 2% of the current net asset value of the shares being exchanged will be assessed and retained by the Funds for the benefit of the remaining shareholders. This fee is intended to encourage long-term investment in the Fund, to avoid transaction and other expenses caused by early redemption, and to facilitate portfolio management. This fee may be waived at the discretion of INVESCO. This fee is not a deferred sales charge, is not a commission paid to INVESCO, and does not benefit INVESCO in any way. The fee applies to redemptions from the Funds and exchanges into any of the other no-load mutual funds which are also advised by INVESCO and distributed by IDI. The Funds will use the "first-in, first-out" method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account. If your holding period is less than three months, the redemption/exchange fee will be assessed on the current net asset value of those shares.

The section of the Funds' Prospectus entitled "How To Sell Shares" is amended to
(1) delete the seventh paragraph (entitled "Redemption Fee") and (2) substitute the following in its place:

      If you exchange or redeem shares of these Funds after holding them three months or less (other than shares acquired through reinvestment of dividends or other distributions), a fee of 2% of the current net asset value of the shares being exchanged or redeemed will be assessed and retained by the Funds for the benefit of the remaining shareholders. This fee is intended to encourage long-term investment in the Funds, to avoid transaction and other expenses caused by early redemptions, and to facilitate portfolio management. This fee may be waived at the discretion of INVESCO. This fee is not a deferred sales charge, is not a commission paid to INVESCO, and does not benefit INVESCO in any way. The fee applies to redemptions from the Funds and exchanges into any of the other no-load mutual funds which are also advised by INVESCO and distributed by IDI. The Funds will use the "first-in, first-out" method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account. If your holding period is less than three months, the redemption/exchange fee will be assessed on the current net asset value of those shares.

The date of this Supplement is April 22, 1999.